Exhibit 99.2
January 13, 2009

Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to Form 10-K for fiscal year 2007 and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements. 2

3 Who is PowerSecure? Market Leader in Distributed Generation Customer Value Proposition: Standby Power with Strong ROI Generation Equipment Located at End-Customers' Site, Monitored 24/7 Strong Market Position with Sustainable Competitive Advantages Track Record of Profitable Growth Revenue $146 Million (last 12 months ended Sept) EBITDA(1) $21 Million (last 12 months ended Sept) E.P.S.(2) $1.05 (last 12 months ended Sept) Strategic Growth Markets Distributed Generation Energy Conservation & Efficiency Utility Infrastructure Energy Services See Non-GAAP Financial Measure Reconciliation in Appendix Diluted E.P.S. from continuing operations

4 Indexed Dollars Source: Energy Information Administration "Annual Energy Review," June 2008 Electricity Spend as % of 2000 Levels Billions of Dollars End-User Electricity Spend The Electric-Power Industry Is Large and Growing

Focus on Large Capital-Investment Projects Look to Capture Economies of Scale Supply Constraints on Engineering & Construction Expertise Lead Time of 5-10 Years or More to Construct a New Plant Fluid Regulatory Situation Adds Uncertainty & Lag Increasing Environmental Restraints "Not-in-My-Backyard" Sentiment 5 But Electric Utilities Face Limits on How Quickly They Can Respond

Determinants of "Peak Pricing" Geography Weather Time of Day Utility Capacity Utility Fuel Inputs Utility Customer Mix 6 Spot Electricity Pricing Wholesale Price per kWh % of Time Price Level Exists Source: SP 15 California Price for Day Ahead Power, January 2001 through March 2008 as reported by www.EconStats.com Electricity Prices Increase Exponentially During Periods of Peak Demand

7 Source: PowerSecure Operating Data Customer Runs IDG(r) System Utility Load (kW ) Time of Day Electricity Demand for a Typical Winter Day Interactive Distributed Generation(r) (IDG(r)) Creates Savings By Moving Customers to On-Site Generators During Peak Demand

8 Prevent Business Interruptions Prevent Spoilage or Process Waste Capture Peak Shaving Efficiencies Reduce Power Distribution Costs Reduce Infrastructure Spending Electric Utilities Industrial Customers Commercial Customers IDG(r): A Strong Value Proposition

9 Cumulative kW of New Generation Capacity Needed to Meet US Demand Over Time Millions of kW America's Need for Additional Generation Capacity Creates Billions of Dollars in Opportunity Capacity Gap $36 Billion In Spend* * $36 Billion comes from multiplying the EIA Capacity Gap figure of 24.1 million by $1500 per kW, which is PowerSecure's estimate of the blended-average cost to install generation over this time horizon Planned Capacity Additions Source: Energy Information Administration "Annual Energy Outlook," June 2008

10 Market-Leading Technology Seamless "Paralleling" Switchgear Unmatched Ability to Proactively Forecast Energy Grid Utilization Track Record of Execution, Dependability, & Expertise Expert Knowledge of Tariff Systems Expert Knowledge of Interconnect Requirements One-Stop, Comprehensive Solutions for Our Customers Generator Installation Switchgear installation 24/7 Monitoring PowerSecure's Competitive Advantages Make Us Uniquely Positioned to Seize This Opportunity

Our Customers Typically Achieve a 15-25% ROI and a 3-5 Year Payback on Their IDG(r) Investment 11 Benefits Continue Customer's Cumulative Backup Power & Peak Shaving Benefits Customer's Initial Capital Investment

12 Recurring Revenue Model PowerSecure Owns Generation PowerSecure Monitoring Revenue And We Provide a Flexible Go-to-Market Model to Meet Customers' Economic Needs Project-Based Model Customer Owns Generation PowerSecure Recurring Revenue PowerSecure Revenue Cost of Sales Gross Margin PowerSecure Capital Cost of Sales Operating Margin

First to Bring Turnkey Distributed-Generation Concept to Market Compelling, ROI-based Value Proposition Strong, Trusting Relationships with Utilities and Their Customers Strong, Growing Client Roster Publix Success Brings Us Major Credibility in the Marketplace 13 And We Have Established a Strong Track Record of Market Leadership

14 Revenue From Customers Other Than Publix Super Markets Millions of Dollars As a Result, We Have Successfully Diversified Our Customer Base... Source: PowerSecure Financial Data

15 Interactive Distributed Generation(r) Core Competencies & Relationships Energy Conservation & Efficiency Energy Services Project Based IDG(r) Recurring Revenue IDG(r) NexGear And Built a Portfolio of Complementary Businesses... Utility Infrastructure

Note: 2007 EPS excludes a $14.1 Million 2Q07 Restructuring Charge . See Non-GAAP Financial Measure Reconciliation in Appendix. 16 PowerSecure Revenue PowerSecure E.P.S. From Continuing Operations Millions of Dollars Earnings per Share 3 Year CAGR = +52% 3 Year CAGR = +122% "As Reported" (0.06) While Demonstrating Profitable Growth Last 12 Months: $146 Million Last 12 Months: $1.05

3Q08 = Strong Growth 17 Notes: 1. Positive quantities signify a favorable change while negative quantities signify an unfavorable change 2. Net Income and EPS data is for continuing operations Variance vs. Prior Year Variance vs. Prior Year (Except E.P.S., $ in 000's) Actual $ % Revenue 33,557 7,327 28% Gross Profit 10,911 2,772 34% % Revenue 32.5% 1.5pp Operating Expenses 8,938 (2,306) -35% Operating Income 1,973 465 31% % Revenue 5.9% 0.1pp Income Before Taxes (Cont Ops) 2,984 457 18% Net Income (Cont Ops) 2,914 549 23% Diluted E.P.S. (Cont Ops) 0.17 0.03 21%

3Q YTD = Record Results 35 Variance vs. Prior Year Variance vs. Prior Year Variance vs. Prior Year Variance vs. Prior Year Variance vs. Prior Year As Reported As Reported Adjusted Adjusted (Except E.P.S., $ in 000) Actual $ % $ % Revenue 109,084 34,847 47% 34,847 47% Gross Profit 34,731 13,607 64% 13,607 64% % Revenue 31.8% 3.4pp 3.4pp Operating Expenses 27,996 5,246 16% (8,894) -47% Operating Income 6,735 18,852 N/M 4,713 233% % Revenue 6.2% N/M 3.4pp Income Before Taxes (Cont Ops) 10,492 19,173 N/M 5,034 92% Net Income (Cont Ops) 9,808 19,127 N/M 4,988 103% Diluted E.P.S. (Cont Ops) 0.57 1.15 N/M 0.29 104% Notes: 1. Positive quantities signify a favorable change while negative quantities signify an unfavorable change 2. Net Income and EPS data is for continuing operations 3. Adjusted variances represent the 3Q08 YTD variance versus the prior year period excluding the $14.1 million charge incurred in the prior year period

19 A Strong Balance Sheet Positions Us Well for the Future Cash Debt Untapped Revolving Credit Facility EBITDA(1) (Trailing 12 Months) $13 million (Nov, 2008) $0 million (Nov, 2008) $50 million (Nov, 2008) $21 million (Sept, 2008) See Non-GAAP Financial Measure Reconciliation in Appendix

20 Strategic Growth Areas: Large and Growing Distributed Generation Utility Infrastructure Energy Conservation & Efficiency Energy Services Strong Market Position Sustainable Competitive Advantages Track Record of Industry Leadership Infrastructure to Drive Growth Dedicated Employees with Industry Expertise Recent Investments in Sales Team & New Business Development Financial Strength Culture of Profitable Growth Our Future Is Bright

NSADAQ: POWR (919) 556 3056 www.PowerSecure.com 21 Questions?

Appendix (Non-GAAP Measures) 22

Non-GAAP Reconciliation: Income and E.P.S. 23

Non-GAAP Reconciliation: Income and E.P.S. (Cont'd) 24

Non-GAAP Reconciliation: EBITDA 25

References by the Company to "Adjusted E.P.S.", and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. in this presentation constitute non-GAAP financial measures. They refer to the Company's GAAP income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S., excluding the following items $14.1 million restructuring costs incurred in the Company's second quarter of fiscal 2007. The Company believes providing non-GAAP measures which adjust for this item, which are not indicative of the results of the Company's operations, are useful tools permitting management and the board of directors to measure, monitor and evaluate the Company's operating performance and to make operating decisions. Non-GAAP Adjusted E.P.S. and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. shown above are also used by management to assist it in planning and forecasting future operations and making future operating decisions. The Company also believes these non-GAAP measures provide meaningful information to investors in terms of enhancing their understanding of the Company's core operating performance and results and allowing investors to more easily compare the Company's financial performance on an operating basis in different fiscal periods, and also correspond more closely to investors and analyst's estimates. However, these non-GAAP measures may not be directly comparable to similarly defined measures as reported by other companies. "Adjusted E.P.S.", and the other "Adjusted" non- GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. should be considered only as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP, such as GAAP net income, GAAP net income per share, GAAP income from continuing operations, or GAAP income from continuing operations per share. References by the Company to trailing 12-month EBITDA is a non-GAAP financial measure computed as income before interest and finance charges, income taxes (net of tax credits), depreciation and amortization, equity income from minority interest (net of distributions), interest income, loss on discontinued operations, loss on disposal of PP&E, and stock compensation expense. Management believes that this EBITDA measure offers a useful tool to measure and monitor the Company's operating performance, and that this is enhanced by eliminating the 2Q07 restructuring charge which is not indicative of the results of the Company's core operations. Management believes that this measure provides meaningful information to investors by enhancing their understanding of the Company's core operating performance and results, and it is also utilized by the Company's lenders in their assessment of the Company's performance and covenant compliance. EBITDA is also used by management to assist in planning and forecasting future operations. However, EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. This non-GAAP measures should only be considered as supplements to, and not as substitutes for or in isolation from, other measures of financial information 26 Non GAAP Measures